UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                                     FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):September 7,2006(August31,2006)

                                  Diasense, Inc
             (Exact Name of Registrant as Specified in Its Charter)

                                   Pennsylvania
           (State or Other Jurisdiction of Incorporation or Organization)

		0-26504    			25-1605848
	(Commission File Number)      (IRS Employer Identification No.)

               2275 Swallow Hill Road, Bldg 2500; Pittsburg, PA 15220 (Address of Principal Executive Offices, Including Zip Code)


                                  (412) 279-1059
                  (Registrant's Telephone Number, Including Area Code)

             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.02	Termination of a Material Definitive Agreement

Independent Consultant Agreements

(a) On August 31, 2006, the Company and Michael Pitsakis ("Pitsakis") mutually agreed to terminate the Independent Consultant Agreement, dated May 19, 2005, as amended November 11, 2005, by and between the Company and Pitsakis (the "Pitsakis Consulting Agreement"). In connection with its entry into the Pitsakis Consulting Agreement, as previously reported in the Company's Current Reports on Form 8-K filed with the Commission on May 24, 2005 and November 16, 2005, the Company had issued a warrant certificate to Pitsakis, granting Pitsakis warrants to purchase 4,000,000 shares of the Company's common stock.
As of the termination of the Pitsakis Consulting Agreement, only 100,000 of such warrants had vested, and Pitsakis has agreed to waive his right to exercise the vested warrants. In consideration for such waiver of exercise rights, the Company waived any restrictions imposed upon Pitsakis under the Pitsakis Consulting Agreement preventing Pitsakis from being engaged in a competitive capacity with any entity engaged in the research and development of technology similar to the Company's technology. The Company and Pitsakis terminated the Pitsakis Consulting Agreement due to the fact that the Company is no longer developing its technology.

     On August 31, 2006, the Company and Jeremy Grata ("Grata") mutually terminated an Independent Consultant Agreement, dated May 19, 2005, as amended November 11, 2005, by and between the Company and Grata (the "Grata Consulting Agreement"). In connection with its entry into the Grata Consulting Agreement, as previously reported in the Company's Current Reports on Form 8-K filed with the Commission on May 24, 2005 and November 16, 2005, the Company had issued a warrant certificate to Grata, granting Grata warrants to purchase 4,000,000 shares of the Company's common stock. As of the termination of the Grata Consulting Agreement, only 100,000 of such warrants had vested, and Grata has agreed to waive his right to exercise the vested warrants. In consideration for such waiver of exercise rights, the Company waived any restrictions imposed upon Grata under the Grata Consulting Agreement preventing Grata from being engaged in a competitive capacity with any entity engaged in the research and development of technology similar to the Company's technology. The Company and Grata terminated the Grata Consulting Agreement due to the fact that the Company is no longer developing its technology.

     On August 31, 2006, the Company and Stuart Fine, MD ("Fine") mutually terminated an Independent Consultant Agreement, dated November 14, 2005, by and between the Company and Fine (the "Fine Consulting Agreement"). In connection with its entry into the Fine Consulting Agreement, as previously reported in the Company's Current Report on Form 8-K filed with the Commission on November 16, 2005, the Company had issued a warrant certificate to Fine, granting Fine warrants to purchase 150,000 shares of the Company's common stock. As of the termination of the Fine Consulting Agreement, only 35,000 of such warrants had vested, and Fine has agreed to waive his right to exercise the vested warrants. In consideration for such waiver of exercise rights, the Company waived any restrictions imposed upon Fine under the Fine Consulting Agreement preventing Fine from being engaged in a competitive capacity with any entity engaged in the research and development of technology similar to the Company's technology. The Company and Fine terminated the Fine Consulting Agreement due to the fact that the Company is no longer developing its technology.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Diasense, Inc.

September 7, 2006                    /s/ Anthony Paterra
                                         Anthony Paterra
                                         Executive Vice President